SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(b) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[x] Definitive Proxy Statement
[_] Definitive Additional Materials
[_] Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                               Alpha Select Funds
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                       (formerly TIP Institutional Funds)
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              (Name of Registrant as Specified In Its Charter)


                                      same
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      (Name of Person(s) Filing Proxy Statement, if other than Registrant)


Payment of Filing Fee (Check the appropriate box):

[x]  No fee required
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11(1).

     1) Title of each class of securities to which transaction applies:

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     2) Aggregate number of securities to which transaction applies:

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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     4) Proposed maximum aggregate value of transaction:

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     5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

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     2) Form, Schedule or Registration Statement No.:

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     3) Filing Party:

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     4) Date Filed:

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
                               ALPHA SELECT FUNDS
                       (FORMERLY, TIP INSTITUTIONAL FUNDS)


           TURNER SHORT DURATION GOVERNMENT FUNDS - ONE YEAR PORTFOLIO


                        IMPORTANT SHAREHOLDER INFORMATION


The document you hold in your hands contains your proxy statement and proxy card. A proxy card is, in essence, a ballot. when you vote your proxy card, it tells us how to vote on your behalf on important issues relating to the fund. If you simply sign the proxy card without specifying a vote, your shares will be voted in accordance with the recommendations of the board of trustees.

We urge you to spend a few minutes with the proxy statement, fill out your proxy card, and return it to us. Voting your proxy, and doing so promptly, ensures that the fund will not need to conduct additional mailings. When shareholders do not return their proxies in sufficient numbers, we have to make follow-up solicitations.

Please take a few moments to exercise your right to vote. Thank you.

                               ALPHA SELECT FUNDS
                       (FORMERLY, TIP INSTITUTIONAL FUNDS)

           TURNER SHORT DURATION GOVERNMENT FUNDS - ONE YEAR PORTFOLIO

Dear Shareholder:

     A Special Meeting of Shareholders of the Turner Short Duration Government Funds - One Year Portfolio (the "Fund") of Alpha Select Funds (formerly, TIP Institutional Funds) and referred to herein as (the "Trust") has been scheduled for May 24, 1999. If you are a shareholder of record as of the close of business on April 9, 1999 ("Shareholder(s)"), you are entitled to vote at the meeting and for any adjournment of the meeting.

     While you are, of course, welcome to join us at the meeting, most Shareholders will cast their votes by filling out and signing the enclosed Proxy Card. Whether or not you plan to attend the meeting, we need your vote. Please mark, sign, and date the enclosed proxy card and return it promptly in the enclosed, postage-paid envelope so that the maximum number of shares may be voted.

     The attached Proxy Statement is designed to give you information relating to the proposal upon which you will be asked to vote. The Board of Trustees is recommending that you approve a Reorganization of the Fund under which the Fund would be combined with and into a series of TIP Funds ("TIP Funds"), to be known as the Turner Short Duration Government Funds - One Year Portfolio (the "TIP Fund"). The TIP Fund currently has no assets and no shareholders. Upon approval by Shareholders of the Fund, each holder of shares of the Trust's Turner Short Duration Government Funds - One Year Portfolio will receive a number of shares of the TIP Fund equal both in dollar value and in the number of shares to the number of shares of the Turner Short Duration Government Funds - One Year Portfolio owned by such holder at the time of the combination. As further explained in the accompanying Proxy Statement, the Board of Trustees has recommended approval of the combination.

     We are proposing the Reorganization for two principal reasons:

o POTENTIALLY LOWER OPERATING EXPENSES: TIP Funds currently consists of 15 series with substantial assets. Once the Fund is reorganized into TIP Funds, it will pay lower administrative and other fees due to the higher asset levels of TIP Funds.

o SYNERGIES WITH OTHER TIP FUNDS: Eight TIP Funds are currently managed by Turner Investment Partners, Inc. ("Turner"). Having all of the Turner-advised Funds available in a single entity will facilitate exchanges between the Funds. In addition, it is hoped that the Funds will achieve operating efficiencies and realize economies of scale.

     Your vote is important to us. Please do not hesitate to call 1-888-TIP-7654 if you have any questions about the proposal under consideration. Thank you for taking the time to consider this important proposal and for your investment in the Fund.

                                            Sincerely,

                                            /s/ Stephen J. Kneeley
                                                ------------------
                                                Stephen J. Kneeley
                                                President

                     INFORMATION ABOUT YOUR PROXY STATEMENT

Q.       WHY AM I RECEIVING THIS PROXY STATEMENT?

A. Alpha Select Funds (formerly, TIP Institutional Funds) (the "Trust") seeks your approval of a Reorganization of the Trust's Turner Short Duration Government Funds - One Year Portfolio (the "Fund") into a series of TIP Funds known as the Turner Short Duration Government Funds
         - One Year Portfolio (the "TIP Fund"). The Board of Trustees recommends approval of the Reorganization because it believes that it will result in a structure that more appropriately serves the needs of Shareholders.

Q.       HOW WILL THE REORGANIZATION WORK?

A. The Turner Short Duration Government Funds - One Year Portfolio will transfer all of its assets and all of its liabilities to the TIP Fund in return for shares of the TIP Fund equal in number and dollar value to the net assets of the Fund transferred to the TIP Fund as of the Reorganization date. Finally, the Turner Short Duration Government Funds - One Year Portfolio will distribute the shares received by it to its Shareholders in a liquidating distribution. Shareholders of the Trust's Turner Short Duration Government Funds - One Year Portfolio will thus effectively be converted into shareholders of the TIP Fund. If the Plan is carried out as proposed, there will be no federal or state tax consequences to the Fund or to its Shareholders.

         Please refer to the Proxy Statement for a detailed explanation of the proposal and for a more complete description of Alpha Select Funds, the Fund and TIP Funds.

Q.       HOW WILL THIS AFFECT MY ACCOUNT?

A. Following the reorganization, you will be a Shareholder of TIP Funds. The Reorganization will not, however, affect the value of your account. You can expect the same high level of management expertise and shareholder services that you currently receive. Furthermore, because the TIP Fund will have the same Portfolio Manager, policies and investment objectives as your current fund, there will be no real effect on your account.

Q.       WHY DO I NEED TO VOTE?

A. Your vote is needed to ensure that the proposal can be acted upon. Your immediate response on the enclosed Proxy Card will help prevent the need for any further solicitations for a Shareholder vote. We encourage all Shareholders to participate.

Q.       HOW DOES THE BOARD OF TRUSTEES SUGGEST THAT I VOTE?

A. After careful consideration, the Board of Trustees of Alpha Select Funds recommends that you vote "FOR" the item proposed on the enclosed Proxy Card.

Q.       WHO IS PAYING FOR EXPENSES RELATED TO THE SHAREHOLDER MEETING?

A. Turner Investment Partners, Inc., the sponsor of TIP Funds and Alpha Select Funds, will pay the costs of the solicitation and the Shareholder meeting.

Q.       WHERE DO I MAIL MY PROXY CARD?

A. You may use the enclosed postage-paid envelope or mail your Proxy Card to:

                  Alpha Select Funds
                  c/o Proxy Services
                  P.O. Box 9148
                  Farmingdale, NY  11735

         You may also vote over the Internet or by telephone. Please follow the enclosed instructions to utilize these methods of voting.

Q.       WHOM DO I CALL IF I HAVE QUESTIONS?

A. We will be happy to answer your questions about the proxy solicitation. Please call us at 1-888-TIP-7654 between 8:00 a.m. and 5:30 p.m., Eastern time, Monday through Friday.

                               ALPHA SELECT FUNDS
                       (FORMERLY, TIP INSTITUTIONAL FUNDS)


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 24, 1999

Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of the Turner Short Duration Government Funds - One Year Portfolio (the "Fund") of Alpha Select Funds (formerly, TIP Institutional Funds and referred to herein as the "Trust") will be held at the offices of SEI Investments Company ("SEI Investments"), Oaks, Pennsylvania 19456, on May 24, 1999, at 3:00 p.m., Eastern time, for the purpose of considering the proposal set forth below.

At the Meeting, Shareholders of the Fund will be asked to consider and act upon a proposed Agreement and Plan of Reorganization and Liquidation pursuant to which the Fund will transfer all of its assets and liabilities to the corresponding "shell" portfolio of TIP Funds in exchange for shares of the Turner Short Duration Government Funds - One Year Portfolio (the "TIP Fund"). The TIP Fund is managed by the same Portfolio Manager as the Fund. The proposal is more fully described in the attached Proxy Statement.

The persons named as proxies are authorized to vote on such other business as may properly come before the Meeting in accordance with their own discretion.

All Shareholders are cordially invited to attend the Meeting. However, if you are unable to attend the Meeting, you are requested to mark, sign and date the enclosed Proxy Card and return it promptly in the enclosed, postage-paid envelope so that the Meeting may be held and a maximum number of shares may be voted. Please see the enclosed materials for Internet and telephone voting instructions.

Shareholders of record at the close of business on April 9, 1999, are entitled to notice of and to vote at the Meeting or any adjournment thereof.

                                      BY ORDER OF THE BOARD OF TRUSTEES



                                      JAMES W. JENNINGS, SECRETARY


April 28, 1999

                               ALPHA SELECT FUNDS
                       (FORMERLY, TIP INSTITUTIONAL FUNDS)


                                 PROXY STATEMENT


This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Alpha Select Funds ("Alpha Select") for use at a Special Meeting of Shareholders to be held on May 24, 1999 at 3:00 p.m., Eastern time, at the offices of SEI Investments Company ("SEI Investments"), Oaks, Pennsylvania 19456, and at any adjourned session thereof (such meeting and any adjournments thereof are hereinafter referred to as the "Meeting"). Shareholders of the Alpha Select Funds Turner Short Duration Government Funds - One Year Portfolio (the "Fund") of record at the close of business on April 9, 1999 ("Shareholder(s)"), are entitled to vote at the Meeting. As of April 9, 1999, the approximate number of units of beneficial interest ("shares") issued and outstanding for the Fund is set forth below:

FUND                                                         SHARES OUTSTANDING
----                                                         ------------------
Turner Short Duration Government Funds - One Year Portfolio      130,694.78

Each whole share entitles the holder of record to one vote for each dollar of net asset value of such share (carried forward to two decimal places) on each matter to be acted upon at the Meeting. Shareholders of each Class of Shares of the Fund will vote together on the proposal.

In addition to the solicitation of proxies by mail, Trustees and officers of Alpha Select, officers and employees of SEI Investments, the administrator and shareholder servicing agent for Alpha Select Funds, Turner Investment Partners, Inc. ("Turner") may solicit proxies in person or by telephone. Employees of SEI Investments and Turner will not be compensated by the Trust for their solicitation activities. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses incurred in sending soliciting materials to their principals. The cost of the solicitation and the Shareholder meeting will be borne by Turner. The Proxy Card and this Proxy Statement are being mailed to Shareholders on or about Wednesday, April 28, 1999.

Shares represented by duly executed proxies will be voted in accordance with the instructions given. Proxies may be revoked at any time before they are exercised by a written revocation received by the President of the Trust at Oaks, Pennsylvania 19456, by properly executing a later-dated proxy, or by attending the Meeting and voting in person. You may also vote over the Internet or by telephone. Please follow the enclosed instructions to utilize these methods of voting.

PROPOSAL

         APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION PROVIDING FOR THE TRANSFER OF THE ASSETS AND LIABILITIES OF THE TURNER SHORT DURATION GOVERNMENT FUNDS - ONE YEAR PORTFOLIO, A PORTFOLIO OF ALPHA SELECT FUNDS, IN EXCHANGE FOR SHARES OF THE TURNER SHORT DURATION GOVERNMENT FUNDS - ONE YEAR PORTFOLIO, A PORTFOLIO OF TIP FUNDS.

SUMMARY OF THE TRANSACTION

The Meeting is being called in order to permit the Shareholders of the Trust's Turner Short Duration Government Funds - One Year Portfolio to vote on an Agreement and Plan of Reorganization and Liquidation (the "Agreement"). Assuming approval by the Shareholders of the Fund, the Fund will transfer all of its assets and liabilities to the corresponding "shell" portfolio of TIP Funds in exchange for shares of the Turner Short Duration Government Funds - One Year Portfolio (the "TIP Fund").

The Reorganization Agreement provides that the Fund will transfer all of its assets and liabilities to the TIP Fund in return for shares of the TIP Fund equal in number and dollar value to the net assets of the Fund transferred to the TIP Fund on the Reorganization date. The assets of the Fund will be transferred at their current value as of the Reorganization date. Finally, the Fund will distribute the shares of the TIP Fund received by it to its shareholders in a liquidating distribution. Shareholders of the Fund will thus effectively be converted into shareholders of the TIP Fund. If the Plan is carried out as proposed, there will be no federal or state tax consequences to the Fund, the TIP Fund or either Fund's shareholders.

The Board of Trustees anticipates that the exchange of assets of the Funds for shares of the Portfolios will occur on May 28, 1999. A copy of the Agreement is attached to this Proxy Statement as Exhibit A, and the description of the Agreement in this Proxy Statement is qualified in its entirety by reference to Exhibit A.

DESCRIPTION OF THE AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION

The Agreement by and between Alpha Select, on behalf of the Fund, and TIP Funds, on behalf of the TIP Fund, provides for the transfer of all, or substantially all, of the assets of the Fund solely in exchange for shares of beneficial interest of the TIP Fund and the assumption by the TIP Fund of all, or substantially all, of the liabilities of the Fund, followed by the distribution on the closing date of the TIP Fund shares to the holders of the Fund shares.

On the closing date for the Reorganization, which is anticipated to be May 28, 1999, if the Fund obtains Shareholder approval for the Reorganization, the Fund will assign, deliver, and otherwise transfer all of its assets, and assign all or substantially all of its liabilities, to the TIP Fund free and clear of all liens and encumbrances, and the TIP Fund will acquire all the assets and will assume all such liabilities of the Fund in exchange for shares of the TIP Fund. In addition, the Agreement provides that the net asset value per share of the Fund and of the TIP Fund will be equal in number and dollar value to the net assets of the Fund transferred to the TIP Fund on the Reorganization date. Thereafter, the Trust will take all necessary and proper steps to effect the complete termination of the Fund.

The Agreement also provides that TIP Funds will receive, prior to the closing, an opinion of counsel to the effect that: (i) Alpha Select Funds and the Fund are duly organized and validly existing under the laws of the State of Delaware;
(ii) Alpha Select Funds is an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"); (iii) the Agreement and the Reorganization provided for therein and the execution of the Agreement have been duly authorized and approved by all requisite action of Alpha Select Funds, and has been duly executed and delivered by Alpha Select Funds on behalf of the Fund, and is a valid and binding obligation of the Fund, subject to applicable bankruptcy, insolvency, fraudulent conveyance, and similar laws or court decisions regarding enforcement of creditors' rights generally; and (iv) to the best of counsel's knowledge after reasonable inquiry, no consent, approval, order, or other authorization of any federal or state court or administrative or regulatory agency is required for Alpha Select Funds to enter into the Agreement or carry out its terms on behalf of the Fund that has not been obtained other than where the failure to obtain such consent, approval, order, or authorization would not have a material adverse affect on the operations of the Fund.

In addition, Alpha Select Funds shall have received, prior to the closing, an opinion of counsel to the effect that: (i) TIP Funds and the TIP Fund are duly organized and validly existing under the laws of the Commonwealth of Massachusetts; (ii) TIP Funds is an open-end management investment company registered under the 1940 Act; (iii) the Agreement and the Reorganization provided for therein, and the execution of the Agreement have been duly authorized and approved by all requisite action of TIP Funds, and has been duly executed and delivered by TIP Funds, on behalf of the TIP Fund, and is a valid and binding obligation of the TIP Funds, subject to applicable bankruptcy, insolvency, fraudulent conveyance and similar laws or court decisions regarding enforcement of creditors' rights generally; (iv) to the best of counsel's knowledge after reasonable inquiry, no consent, approval, order or other authorization of any federal or state court or administration or regulatory agency is required for TIP Funds to enter into the Agreement or carry out its terms on behalf of the TIP Fund that has not already been obtained, other than where the failure to obtain any such consent, approval, order or authorization would not have a material adverse effect on the operations of the TIP Fund; and
(v) the TIP Fund shares to be issued in the Reorganization have been duly authorized and upon issuance thereof in accordance with the Agreement, will be validly issued, fully paid and non-assessable.

TAX CONSEQUENCES OF THE REORGANIZATION

At the time of the closing, Alpha Select Funds and TIP Funds shall have received an opinion of counsel substantially to the effect that, for federal income tax purposes: (1) no gain or loss will be recognized by the Fund upon the transfer of its assets in exchange solely for the TIP Fund's shares and the assumption by the TIP Fund of the Fund's stated liabilities; (2) no gain or loss will be recognized by the TIP Fund on its receipt of the Fund's assets in exchange for the TIP Fund's shares and the assumption by the TIP Fund of the Fund's liabilities; (3) the basis of the Fund's assets in the

TIP Fund's hands will be the same as the basis of those assets in the Fund's hands immediately before the conversion; (4) the TIP Fund's holding period for the assets transferred to the TIP Fund by the Fund will include the holding period of those assets in the Fund's hands immediately before the conversion;
(5) no gain or loss will be recognized by the Fund on the distribution of the TIP Fund's shares to the Fund's Shareholders in exchange for their shares of the Fund; (6) no gain or loss will be recognized to a Shareholder of the Fund as a result of the Fund's distribution of the TIP Fund's shares to the Fund's Shareholders in exchange for the Fund's Shareholders' shares of the Fund; (7) the basis of the TIP Fund's shares received by the Fund's Shareholders will be the same as the adjusted basis of that Fund's Shareholders' shares of the Fund surrendered in exchange therefor; and (8) the holding period of the TIP Fund's shares received by the Fund's Shareholders will include the Fund's Shareholders' holding period for the Fund's Shareholders' shares of the Fund surrendered in exchange therefor, provided that the Fund's shares were held as capital assets on the date of the conversion.

The Reorganization is expected to qualify as a "reorganization" within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the "Code"), with the TIP Fund and the Fund being "parties to a reorganization" within the meaning of Section 368(b) of the Code. AS A CONSEQUENCE, THE REORGANIZATION WILL BE TAX-FREE FOR THE TIP FUND, THE FUND AND SHAREHOLDERS.

DESCRIPTION OF ALPHA SELECT FUNDS AND THE FUND

Alpha Select Funds was organized under Delaware law as a business trust pursuant to a Declaration of Trust dated October 25, 1993, and amended on November 23, 1998. Alpha Select Funds is an open-end management investment company registered under the 1940 Act, and has authorized capital consisting of an unlimited number of units of beneficial interest without par value of separate series. The Fund is a duly organized and validly existing series of Alpha Select Funds.

The Fund seeks to provide maximum total return consistent with preservation of capital and prudent investment management. Under normal market conditions, the Fund invests at least 65% of the value of its total assets in obligations either issued or guaranteed by the U.S. Government, its agencies and instrumentalities (U.S. Government securities). Certain of the obligations, including U.S. Treasury bills, notes and bonds and mortgage-related securities of the Government National Mortgage Association ("GNMA"), are issued or guaranteed by the U.S. Government. Other securities issued by U.S. Government agencies or instrumentalities are supported only by the credit of the agency or instrumentality, such as those issued by the Federal Home Loan Bank, while others, such as those issued by Fannie Mae and the Student Loan Marketing Association, have an additional line of credit with the U.S. Treasury.

Under normal circumstances, the Fund seeks to maintain an average effective duration comparable to or less than that of one-year U.S. Treasury bills.

Effective duration is an indicator of a security's price volatility or risk associated with changes in interest rates. Because Turner seeks to manage interest rate risk by limiting effective duration, the Fund may invest in securities of any maturity. See "Effective Duration."

The balance of the Fund's assets may be invested in cash and high grade debt securities, shares of other investment companies, including privately issued mortgage-related securities and general obligation bonds and notes of various states and their political subdivisions, rated within the three highest grades assigned by S&P (AAA, AA or A), Moody's (Aaa, Aa or A), or Fitch Investor Services, Inc. ("Fitch") (AAA, AA or A), or, if unrated by S&P, Moody's and/or Fitch, judged by Turner to be of comparable quality.

The relative proportions of the Fund's net assets invested in the different types of permissible investments will vary from time to time depending upon Turner's assessment of the relative market value of the sectors in which the Fund invests. In addition, the Fund may purchase securities that are trading at a discount from par when Turner believes there is a potential for capital appreciation.

The Fund may enter into forward commitments or purchase securities on a when issued basis, and may invest in variable or floating rate obligations. The Fund may enter into futures and options transactions. The Fund may invest up to 10% of its net assets in illiquid securities.

For temporary defensive purposes, during periods when Turner determines that market conditions warrant, the Fund may invest up to 100% of its assets in money market instruments and in cash.

EFFECTIVE DURATION

Most debt securities provide interest ("coupon") payments in addition to a final ("par") payment at maturity. Some debt securities also have call provisions allowing the issuer to repay the instrument in full before the stated maturity date. Depending on the relative magnitude of these payments, the market values of debt securities respond differently to changes in the level and structure of interest rates. Effective duration was developed because the standard duration calculation does not always properly reflect the interest rate risk of a security.

Effective duration is a measure of the expected change in value of a fixed income security for a given change in interest rates. For example, if interest rates rose by one percent, the value of a security having an effective duration of two generally would decrease by two percent.

Turner uses sophisticated analytical techniques to arrive at an effective duration that incorporates the economic life of a security into the determination of its interest rate risk. These techniques may involve Turner's estimates of future economic parameters that may vary from actual future values. The Fund expects that, under normal circumstances, the dollar weighted stated maximum average maturity (or period until the next interest rate reset date) of the Fund's portfolio securities may be longer than its average portfolio effective duration and, although unlikely, in some cases could be as long as 30 years.

RISKS. The investment policies of the Fund entail certain risks and considerations of which investors should be aware. The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

Although the Fund's U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources, and are subject to slightly greater risks.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the Fund's mortgage-backed securities and, therefore, to assess the volatility risk of the Fund.

INVESTMENT ADVISER. Turner serves as investment adviser to the Fund pursuant to an investment advisory agreement dated January 1, 1998 (the "Advisory Agreement"). The Fund's Advisory Agreement with Turner provides, in part, that Turner make investment decisions for the assets of the Fund and continuously reviews, supervises and administers the Fund's investment programs, subject to the supervision of, and policies established by, the Trustees of the Trust. Turner is entitled to receive advisory fees of 0.25% of average daily net assets from the Fund. However, it has contractually agreed to cap fund expenses at 0.36%, and, in doing so, has waived or reimbursed $117,237 in fund fees and expenses since January 1998.

James I. Midanek, a Fixed Income Portfolio Manager of Turner Investment Partners, Inc., is the portfolio manager of the Fund. Mr. Midanek joined Turner in 1997. Prior to joining Turner, Mr. Midanek was Chief Investment Officer of Solon Asset Management, L.P., which he founded in 1989, and Portfolio Manager of the Fund. From 1992 to 1994, Mr. Midanek was Chief Investment Officer to the Fixed Income Group of Montgomery Asset Management, L.P., where he managed four institutional fixed income funds. In January 1998, Turner acquired the assets of Solon Asset Management, L.P., the original adviser to the Fund.

DESCRIPTION OF TIP FUNDS AND THE TIP FUND

TIP Funds was organized under Massachusetts law as a business trust pursuant to an Agreement and Declaration of Trust dated January 26, 1996, as amended and restated on February 21, 1997. TIP Funds is an open-end management investment company registered under the 1940 Act which has authorized capital consisting of an unlimited number of units of beneficial interest, each with a par value of $0.00001, of each of the separate series of TIP Funds. The TIP Fund, is a duly organized and validly existing series of TIP Funds.

The TIP Fund seeks to provide maximum total return consistent with preservation of capital and prudent investment management. Under normal market conditions, the TIP Fund will invest at least 65% of the value of its total assets in obligations either issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Moreover, under normal circumstances, the TIP Fund will seek to limit fluctuations in principal, and reduce interest rate risk by maintaining average effective durations no greater than those of one-year U.S. Treasury notes.

Following the conclusion of the Reorganization, Turner will serve as investment adviser to the TIP Fund pursuant to an investment advisory agreement which provides, in part, that Turner make investment decisions for the assets of the TIP Fund and continuously reviews, supervises and administers the TIP Fund's investment programs, subject to the supervision of, and policies established by, the Trustees of the Trust. Turner is entitled to receive advisory fees of 0.25% of average daily net assets from the TIP Fund. However, it has contractually agreed to cap expenses of the TIP Fund at 0.36%, and, in doing so, has waived or reimbursed $117,237 in fees and expenses of the TIP Fund since January 1998. EXCEPT AS NOTED BELOW, THE INVESTMENT OBJECTIVE, POLICIES AND RISKS OF THE TIP FUNDS ARE IDENTICAL TO THOSE OF THE FUND.

The tables below set forth comparative fee information (after waivers and reimbursements) for both classes of the Fund and the TIP Fund:


------------------------------------------ ------------------------------------ ------------------------------------
                                                      ALPHA SELECT                           TIP FUNDS
                                            TURNER SHORT DURATION GOVERNMENT     TURNER SHORT DURATION GOVERNMENT
INSTITUTIONAL CLASS SHARES                     FUNDS - ONE YEAR PORTFOLIO           FUNDS - ONE YEAR PORTFOLIO
------------------------------------------ ------------------------------------ ------------------------------------
Investment Advisory Fees (after fee
waivers)                                                  0.25%                                0.25%
------------------------------------------ ------------------------------------ ------------------------------------
Other Expenses (after expense
reimbursements)(1)                                        0.11%                                0.11%
------------------------------------------ ------------------------------------ ------------------------------------
Total Operating Expenses (after fee
waivers and expense reimbursements)
                                                          0.36%(2)                             0.36%(2)
------------------------------------------ ------------------------------------ ------------------------------------


------------------------------------------ ------------------------------------ ------------------------------------

                                                      ALPHA SELECT                           TIP FUNDS
                                            TURNER SHORT DURATION GOVERNMENT     TURNER SHORT DURATION GOVERNMENT
ADVISER CLASS SHARES                           FUNDS - ONE YEAR PORTFOLIO           FUNDS - ONE YEAR PORTFOLIO
------------------------------------------ ------------------------------------ ------------------------------------
Investment Advisory Fees (after fee
waivers)                                                  0.25%                                0.25%
------------------------------------------ ------------------------------------ ------------------------------------
Other Expenses (after expense
reimbursements)(1)                                        0.36%                                0.36%
------------------------------------------ ------------------------------------ ------------------------------------
Total Operating Expenses (after fee
waivers and expense reimbursements)
                                                          0.61%(2)                             0.61%(2)
------------------------------------------ ------------------------------------ ------------------------------------

(1) Absent fee waivers and expense reimbursements, other expenses for the Institutional and Adviser class shares would have been 10.58% and 10.83%, respectively, and total operating expenses would have been 10.83% and 11.08%, respectively.

(2) Total operating expenses for the Fundare based on the most recent fiscal year. For the TIP Funds, these amounts are estimates based on the historical expenses incurred by the Fund. Turner has contractually agreed to waive fees and to reimburse expenses in order to keep total operating expenses of the Institutional and Adviser Class Shares from exceeding 0.35% and 0.61%, respectively, for a period of one year ending January 31, 2000, or from exceeding 1.61% and 1.86%, respectively, in any subsequent year.

REASONS FOR THE REORGANIZATION

Turner and its predecessor have served as investment adviser to the Fund since its inception. In the interests of obtaining increased efficiencies relating to investment management and operational issues, Turner determined to propose to the Alpha Select Funds Trustees and to the Fund's Shareholders, the transfer of the assets of the Fund, into a newly-organized portfolio of TIP Funds, the TIP Fund. The TIP Fund has an identical investment objective and comparable investment policies to that of the Fund. It is believed that the total operating expenses of the TIP Fund and the Fund (after fee waivers) will be equal to or lower than that of the Trust. Specifically, the Trustees of Trust are proposing the Reorganization for two principal reasons:

o POTENTIALLY LOWER OPERATING EXPENSES: TIP Funds currently consists of 15 series with substantial assets. Once the Fund is reorganized into TIP Funds, it will pay lower administrative and other fees due to the higher asset levels of TIP Funds.

o SYNERGIES WITH THE OTHER TIP FUNDS: Eight TIP Funds are currently managed by Turner Investment Partners, Inc. Having all of the Turner-advised Funds available in a single entity will facilitate exchanges between the Funds. In addition, it is hoped that the Fund will achieve operating efficiencies and will realize economies of scale.

CONSIDERATIONS OF THE TRUSTEES OF THE ALPHA SELECT FUNDS

At a Meeting held on March 29, 1999, the Trustees of Alpha Select Funds reviewed the Agreement and the terms of the Reorganization and determined that the Reorganization is in the best interests of the Fund and the Fund's Shareholders, and that the interests of the Fund's Shareholders will not be diluted as a result of the Reorganization.

In making this determination, the Trustees carefully reviewed the terms and provisions of the Agreement, the substantial similarity of the objectives, policies and restrictions of the Fund and the TIP Fund, the tax consequences of the Reorganization to the Fund and their Shareholders, and the expense ratios of the Fund and the TIP Fund. In addition, the Trustees considered the performance of the Fund since its inception, the nature and quality of the services expected to be rendered to the TIP Fund by Turner, as well as the services provided by Turner to the Fund, the fact that the compensation payable to Turner will be the same for the Fund as for the TIP Fund, the history, reputation, qualification and background of Turner and the qualifications of their personnel and their financial condition, and the benefits expected to be realized by the Shareholders of the Fund as a result of the Reorganization, including the potential efficiencies and economies of scale discussed in "Reasons for the Reorganization."

AFTER CAREFUL REVIEW AND CONSIDERATION, THE TRUSTEES HAVE DETERMINED TO RECOMMEND THAT THE SHAREHOLDERS OF THE FUND APPROVE THE AGREEMENT AND THE REORGANIZATION TRANSACTION. IF THIS RECOMMENDATION IS NOT ADOPTED BY SHAREHOLDERS OF THE FUND, THE FUND WILL CONTINUE TO OPERATE IN THE SAME MANNER AS PRIOR TO THE PROPOSED REORGANIZATION.

COMPARISON OF THE INVESTMENT OBJECTIVES AND POLICIES OF THE FUND AND THE TIP
FUND

The newly organized TIP Fund has an investment objective that is identical to the investment objective of the Fund. The TIP Fund, however, has slightly increased investment flexibility. DESPITE THIS INCREASED FLEXIBILITY, HOWEVER, IT IS NOT ANTICIPATED THAT THE ACTUAL INVESTMENT STRATEGIES THAT WILL BE EMPLOYED BY TURNER FOR THE TIP FUND WILL BE MATERIALLY DIFFERENT THAN THOSE TURNER HAS EMPLOYED FOR THE FUND.

As mentioned above, the TIP Fund will have an increased investment flexibility, despite the fact that Turner has no present intention of changing the investment strategy of the TIP Fund. For example, the TIP Fund will have slightly increased flexibility to borrow money for temporary defensive purposes and to lend a slightly higher percentage of its assets to third parties. While this may give the TIP Fund more flexibility, Turner has no present intention of engaging in investment techniques that are different from the techniques currently utilized by the Fund.

In addition, the Alpha Select Funds and TIP Funds each have a different Board of Trustees. However, TIP Funds has the same administrator, custodian, distributor and transfer agent as the Alpha Select Funds, as well as the same principal executive officers. Please see "Additional Information About the Funds and Other Matters."

INVESTMENT ADVISORY INFORMATION

Turner Investment Partners, Inc., is a professional investment management firm founded in March, 1990. Robert E. Turner is the Chairman and controlling shareholder of Turner. As of January 31, 1999, Turner had discretionary management authority with respect to approximately $3.2 billion of assets. Turner has provided investment advisory services to investment companies since 1992. The principal business address of Turner is 1235 Westlakes Drive, Suite 350, Berwyn, Pennsylvania 19312.

Turner serves as the investment adviser for the Fund under an investment advisory agreement.

Under the advisory agreement, Turner continuously reviews, supervises and administers the Fund's investment programs, subject to the supervision of, and policies established by, the Trustees of the Trust. The same portfolio management personnel will manage the TIP Funds.

THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS OF THE ALPHA SELECT FUNDS VOTE FOR
      THE PROPOSAL TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION AND
                                  LIQUIDATION.

SHAREHOLDER RIGHTS

GENERAL. Alpha Select Funds was established as a business trust under Delaware law by a Declaration of Trust dated October 25, 1993, and amended and restated as of November 23, 1998. The Fund is also governed by its By-Laws and by applicable Delaware law.

TIP Funds was established as a business trust under Massachusetts law by a Declaration of Trust dated January 26, 1996, and amended and restated as of February 21, 1997. The TIP Fund is also governed by its By-Laws and by applicable Massachusetts law.

SHARES. Alpha Select Funds is authorized to issue an unlimited number shares of beneficial interest, with no par value, from an unlimited number of series (portfolios) of shares. The shares of each Alpha Select Fund have no preference as to conversion, exchange, dividends, retirement or other features, and have no preemptive rights.

TIP Funds is authorized to issue an unlimited number shares of beneficial interest, with a par value of $0.00001 per share, from an unlimited number of series (portfolios) of shares. The shares of each TIP Fund have no preference as to conversion, exchange, dividends, retirement or other features, and have no preemptive rights.

SHAREHOLDER VOTING. Shareholders of Alpha Select Funds have identical voting rights. Shareholders are entitled to one vote for each dollar of net asset value of such share (carried to two decimal places) and fractional votes for fractional shares. At shareholder meetings, the holders of 40% of a portfolio's shares entitled to vote at the meeting generally constitute a quorum. Shareholders of a class have exclusive voting rights regarding any matter submitted to shareholders that relates solely to that class of shares, and separate voting rights on any other matter submitted to shareholders in which the interests of the shareholders of that class differ from the interests of holders of any other class.

Shareholders of TIP Funds have virtually identical voting rights.


SHAREHOLDER MEETINGS. Annual meetings of shareholders of Alpha Select Funds will not be held, but special meetings of shareholders may be held under certain circumstances. A meeting will be held to vote on the removal of a Trustee(s) of a Fund if requested in writing by the holders of not less than 10% of the outstanding shares of the Fund. The Fund will assist in shareholder communications in such matters to the extent required by law.

TIP Funds has similar voting provisions.


ELECTION AND TERM OF TRUSTEES. The Trust's affairs are supervised by the Trustees under the laws governing business trusts in the State of Delaware. Trustees of Alpha Select Funds are elected by a majority vote of a quorum cast by written ballot at the regular meeting of shareholders, if any, or at a special meeting held for that purpose. Trustees hold office until their successors are duly elected and qualified or until their death, removal or resignation. Shareholders may remove a Trustee by vote of a majority of the votes entitled to be cast for the election of directors and may elect a successor to fill a resulting vacancy. A Trustee elected thereby serves for the balance of the term of the removed Trustee.

TIP Funds has similar requirements regarding Trustees, except it is governed by the laws of the Commonwealth of Massachusetts.

SHAREHOLDER LIABILITY. Shareholders of the Trust are not personally liable for the obligations of the Alpha Select Funds.

The shareholders of the TIP Funds generally are not personally liable for the acts, omissions or obligations of the Trustees or of TIP Funds.

LIABILITY OF TRUSTEES. The Trustees shall not be personally liable for any obligation of the Alpha Select Funds. The Fund will indemnify its Trustees and officers out of Fund assets against all liabilities and expenses except for liabilities arising from such person's self-dealing, willful misconduct or recklessness.

TIP Funds has similar provisions regarding Trustee liability.

ADDITIONAL INFORMATION ABOUT THE FUNDS AND OTHER MATTERS

THE ADMINISTRATOR. SEI Investments Mutual Funds Services (the "Administrator") provides both Alpha Select Funds and TIP Funds with administrative services, including regulatory reporting and all necessary office space, equipment, personnel, and facilities.

The Administrator also serves as shareholder servicing agent for both Alpha Select Funds and TIP Funds under a shareholder servicing agreement with each Trust.

THE TRANSFER AGENT AND CUSTODIAN. DST Systems, Inc. (the "Transfer Agent"), 330
W. 9th Street, Kansas City, Missouri 64105, serves as the transfer agent and dividend disbursing agent for both Alpha Select Funds and TIP Funds under a transfer agency agreement with each Trust. First Union National Bank, Broad and Chestnut Streets, P.O. Box 7618, Philadelphia, Pennsylvania 19101, acts as the custodian (the "Custodian") of Alpha Select Funds and TIP Funds.

THE DISTRIBUTOR. SEI Investments Distribution Co. ("SIDCO"), Oaks, Pennsylvania 19456, a wholly-owned subsidiary of SEI Investments Company, acts as distributor for both Alpha Select

Funds and TIP Funds pursuant to a distribution agreement (the "Distribution Agreement"). No compensation is paid to the Distributor for its distribution services to TIP Funds.

PORTFOLIO TRANSACTIONS. For Alpha Select Funds' fiscal period ended September 30, 1998, the Fund did not pay brokerage commissions to affiliates of the Funds.

VOTING INFORMATION

ADJOURNMENT. In the event that sufficient votes in favor of the Proposal set forth in the Notice of the Special Meeting are not received by the time scheduled for the meeting, the persons named as proxies may propose one or more adjournments of the meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies with respect to the Proposal. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal. They will vote against any such adjournment those proxies required to be voted against the Proposal. The costs of any such additional solicitation and of any adjourned session will be borne by Turner.

REQUIRED VOTE. Shares represented by a properly executed proxy will be voted in accordance with the instructions thereon, or if no specification is made, the shares will be voted "FOR" the approval of the Reorganization Agreement. Approval of the Proposal with respect to the Fund requires the affirmative vote of a majority of the Shareholders of the Fund.

Abstentions and "broker non-votes" will not be counted for or against the Proposal, but will be counted for purposes of determining whether a quorum is present. Abstentions and broker non-votes will be counted as votes present for purposes of determining the number of voting securities present at the Meeting, and will therefore have the effect of counting against the Proposal.

5% SHAREHOLDERS. As of April 9, 1999, the following persons were the only persons who were, to the knowledge of Alpha Select Funds, beneficial owners of 5% or more of shares of the Funds:


                                 NAME AND ADDRESS OF                                  PERCENTAGE OF
             CLASS                BENEFICIAL OWNER               NUMBER OF SHARES     FUND'S SHARES
             -----                ----------------               ----------------     -------------
      Institutional         Solon Asset Management                 11,083.477             10.86%
                            1981 N. Broadway Ste 325
                            Walnut Creek, CA  94596-3873

                            Charles Schwab & Co.                   83,447.636             81.79%
                            101 Montgomery Street
                            San Francisco, CA  94104-4122

         Adviser            KCB Services and Company                6,564.317             44.18%
                            FBO Everett W. Kindig
                            Quads Trust Compnay
                            PO Box 4310
                            Frederick, MD  21705-4310

                            KCB Services and Company                8,273.366             55.60%
                            FBO Oscar Capps
                            Quads Trust Compnay
                            PO Box 4310
                            Frederick, MD  21705-4310

                                       12

The Alpha Select Fund's Trustees and officers beneficially own less than 1% of the shares of Alpha Select Funds.

OTHER INFORMATION

SHAREHOLDER PROPOSALS. Alpha Select Funds does not hold annual Shareholder Meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting should send their written proposals to the Secretary of Alpha Select Funds c/o SEI Investments Company, Legal Department, Oaks, Pennsylvania 19456.

REPORTS TO SHAREHOLDERS. Alpha Select Funds will furnish, without charge, a copy of the most recent Annual Report to Shareholders of the Funds and the most recent Semi-Annual Report succeeding such Annual Report, if any, on request. Requests should be directed to Alpha Select Funds, or by calling 1-888-TIP-7654.

OBTAINING ADDITIONAL INFORMATION. Information about TIP Funds and Alpha Select Funds, including the prospectus, SAI, and shareholder reports of the Fund, may be obtained from the SEC in any of the following ways: (1) in person: you may review and copy documents in the SEC's Public Reference Room in Washington, D.C. (for information call 1-800-SEC-0330); (2) on-line: you may retrieve information from the SEC's web site at "http://www.sec.gov"; or (3) mail: you may request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549-6009. To aid you in obtaining this information, TIP Funds' 1940 Act registration number is 811-07527 and Alpha Select Funds' 1940 Act registration number is 811-08104.

OTHER MATTERS. The Trustees know of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is their intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

SHAREHOLDER INQUIRIES. Shareholder inquiries may be addressed to Alpha Select Funds in writing at the address on the cover page of this Proxy Statement or by telephoning 1-888-TIP-7654.

                              ---------------------

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. YOU MAY ALSO VOTE OVER THE INTERNET OR BY TELEPHONE. PLEASE FOLLOW THE ENCLOSED INSTRUCTIONS TO UTILIZE THESE METHODS OF VOTING.

                                    EXHIBIT A

                           FORM OF AGREEMENT AND PLAN
                        OF REORGANIZATION AND LIQUIDATION


     AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION dated as of March 29, 1999 (the "Agreement"), by and between the Alpha Select Funds (the "Trust"), a Delaware business trust, on behalf of the Turner Short Duration Government Funds
- One Year Portfolio (the "Acquired Fund"), and the TIP Funds ("TIP Funds") a Massachusetts business trust, on behalf of the Turner Short Duration Government Funds - One Year Portfolio (the "Acquiring Fund").

     WHEREAS, the Trust was organized under Delaware law as a business trust under a Declaration of Trust dated October 26, 1993 and amended on November 23, 1998. The Trust is an open-end management investment company registered under the Investment Company Act of 1940 ("1940 Act"). The Trust has authorized capital consisting of an unlimited number of units of beneficial interest of separate series of the Trust. The Acquired Fund is a duly organized and validly existing series of the Trust;

     WHEREAS, the TIP Funds was organized under Massachusetts law as a business trust under a Declaration of Trust dated January 26, 1996, and amended on February 21, 1997. TIP Funds is an open-end management investment company registered under the 1940 Act, as amended. TIP Funds has authorized capital consisting of an unlimited number of units of beneficial interest of separate series of TIP Funds. The Acquiring Fund is a duly organized and validly existing series of TIP Funds;

     NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree to effect the transfer of all of the assets of the Acquired Fund solely in exchange for the assumption by the corresponding Acquiring Fund of all or substantially all of the liabilities of the Acquired Fund and units of beneficial interest of the corresponding Acquiring Fund ("Acquiring Fund Shares") followed by the distribution, at the Effective Time (as defined in Section 9 of this Agreement), of such Acquiring Fund Shares to the holders of units of beneficial interest of the Acquired Fund ("Acquired Fund Shares"), on the terms and conditions hereinafter set forth in liquidation of the Acquired Fund. The parties hereto covenant and agree as follows:

1. PLAN OF REORGANIZATION. At the Effective Time, the Acquired Fund will assign, deliver and otherwise transfer all of their assets and good and marketable title thereto, and assign all or substantially all of the liabilities as are set forth in a statement of assets and responsibilities, to be prepared as of the Effective Time (the "Statement of Assets and Liabilities") to the Acquiring Fund free and clear of all liens, encumbrances and adverse claims except as provided in this Agreement, and the Acquiring Fund shall acquire all such assets, and shall assume all such liabilities of the Acquired Fund, in exchange for delivery to the Acquired Fund by the Acquiring Fund of a number of Acquiring Fund Shares (both full and fractional) equivalent in number and value to the Acquired Fund Shares outstanding immediately prior to the Effective Time. The assets and stated liabilities of the Acquired Fund, as set forth in the Statement of Assets and Liabilities attached hereto as Exhibit A, shall be exclusively assigned to and assumed by the Acquiring Fund. All debts, liabilities, obligations and duties of the Acquired Fund, to the extent that they exist at or after the Effective Time and are stated in the Statement of Assets and Liabilities, shall after the Effective Time attach to the Acquiring Fund and may be enforced against the Acquiring Fund to the same extent as if the same had been incurred by the Acquiring Fund.

2. TRANSFER OF ASSETS. The assets of the Acquired Fund to be acquired by the Acquiring Fund and allocated thereto shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable) as set forth in the Statement of Assets and Liabilities, as well as any claims or rights of action or rights to register shares under applicable securities laws, any books or records of the Acquired Fund and other property owned by the Acquired Fund at the Effective Time.

3. LIQUIDATION AND DISSOLUTION OF THE ACQUIRED FUND. At the Effective Time, the Acquired Fund will liquidate and the Acquiring Fund Shares (both full and fractional) received by the Acquired Fund will be distributed to the shareholders of record of the Acquired Fund as of the Effective Time in exchange for their respective Acquired Fund Shares and in complete liquidation of the Acquired Fund. Each shareholder of the Acquired Fund will receive a number of Acquiring Fund Shares equal in number and value to the Acquired Fund Shares held by that shareholder, and each Acquiring Fund and Acquired Fund share will be of equivalent net asset value per share. Such liquidation and distribution will be accompanied by the establishment of an open account on the share records of the Acquiring Fund in the name of each shareholder of the Acquired Fund and representing the respective number of Acquiring Fund Shares due such shareholder. As soon as practicable after the Effective Time, but not later than May 28, 1999 the Trust shall take all steps as shall be necessary and proper to effect a complete termination of the Acquired Fund.

4. REPRESENTATIONS AND WARRANTIES OF THE ACQUIRING FUND. The Acquiring Fund represents and warrants to the Acquired Fund as follows:

         (a) ORGANIZATION, EXISTENCE, ETC. TIP Funds is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to carry on its business as it is now being conducted.

         (b) REGISTRATION AS INVESTMENT COMPANY. TIP Funds is registered under the 1940 Act as an open-end management investment company; such registration has not been revoked or rescinded and will be in full force and effect.

         (c) FINANCIAL STATEMENTS. The unaudited financial statements, if any, of TIP Funds relating to the Acquiring Fund dated as of March 31, 1999 (the "Acquiring Fund Financial Statements"), which will, if available, be delivered to the Acquired Fund as of the Effective Time, will fairly present the financial position of the Acquiring Fund as of the date thereof.

         (d) SHARES TO BE ISSUED UPON REORGANIZATION. The Acquiring Fund Shares to be issued in connection with the Reorganization have been duly authorized and upon consummation of the Reorganization will be validly issued, fully paid and nonassessable. Prior to the Effective Time, there shall be no issued and outstanding Acquiring Fund Shares or any other securities issued by the Acquiring Fund.

         (e) AUTHORITY RELATIVE TO THIS AGREEMENT. TIP Funds, on behalf of the Acquiring Fund, has the power to enter into this Agreement and to carry out its obligations hereunder. The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby, have been duly authorized by the TIP Funds Board of Trustees, and no other proceedings by the Acquiring Fund are necessary to authorize its officers to effectuate this Agreement and the transactions contemplated hereby. The Acquiring Fund is not a party to or obligated under any charter, by-law, indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by its executing and carrying out this Agreement.

         (f) LIABILITIES. There are no liabilities of the Acquiring Fund, whether or not determined or determinable, other than liabilities disclosed or provided for in the Acquiring Fund Financial Statements and liabilities incurred in the ordinary course of business subsequent to the Effective Time or otherwise previously disclosed to the Acquired Fund, none of which has been materially adverse to the business, assets or results of operations of the Acquiring Fund.

         (g) LITIGATION. Except as previously disclosed to the Acquired Fund, there are no claims, actions, suits or proceedings pending or, to the actual knowledge of the Acquiring Fund, threatened which would materially adversely affect the Acquiring Fund or its assets or business or which would prevent or hinder in any material respect consummation of the transactions contemplated hereby.

         (h) CONTRACTS. Except for contracts and agreements disclosed to the Acquired Fund, under which no default exists, each of the Acquiring Fund is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license or permit of any kind or nature whatsoever with respect to the Acquiring Fund.

         (i) TAXES. As of the Effective Time, all Federal and other tax returns and reports of the Acquiring Fund required by law to have been filed shall have been filed, and all other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any of such returns.

5. REPRESENTATIONS AND WARRANTIES OF THE ACQUIRED FUND. The Acquired Fund represents and warrants to the Acquiring Fund as follows:

         (a) ORGANIZATION, EXISTENCE, ETC. The Trust is a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to carry on its business as it is now being conducted.

         (b) REGISTRATION AS INVESTMENT COMPANY. The Trust is registered under the 1940 Act as an open-end management investment company; such registration has not been revoked or rescinded and is in full force and effect.

         (c) FINANCIAL STATEMENTS. The audited financial statements of the Trust relating to the Acquired Fund for the fiscal year ended September 30, 1998 (the "Acquired Fund Financial Statements"), as delivered to the Acquiring Fund, fairly present the financial position of the Acquired Fund as of the dates thereof, and the results of its operations and changes in its net assets for the periods indicated.

         (d) MARKETABLE TITLE TO ASSETS. The Acquired Fund will have, at the Effective Time, good and marketable title to, and full right, power and authority to sell, assign, transfer and deliver, the assets to be transferred to the Acquiring Fund. Upon delivery and payment for such assets, the Acquiring Fund will have good and marketable title to such assets without restriction on the transfer thereof free and clear of all liens, encumbrances and adverse claims.

         (e) AUTHORITY RELATIVE TO THIS AGREEMENT. The Trust, on behalf of the Acquired Fund, has the power to enter into this Agreement and to carry out its obligations hereunder. The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby, have been duly authorized by the Trust's Board of Trustees, and, except for approval by the shareholders of the Acquired Fund, no other proceedings by the Acquired Fund are necessary to authorize its officers to effectuate this Agreement and the transactions contemplated hereby. The Acquired Fund is not a party to or obligated under any charter, by-law, indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by its executing and carrying out this Agreement.

         (f) LIABILITIES. There are no liabilities of the Acquired Fund, whether or not determined or determinable, other than liabilities disclosed or provided for in the Acquired Fund Financial Statements and liabilities incurred in the ordinary course of business subsequent to March 29, 1999, or otherwise previously disclosed to the Acquiring Fund, none of which has been materially adverse to the business, assets or results of operations of the Acquired Fund. The Trust's Registration Statement, which is on file with the Securities and Exchange Commission, does not contain an untrue statement of a material fact required to be stated therein or necessary to make the statements therein not misleading.

         (g) LITIGATION. Except as previously disclosed to the Acquiring Fund, there are no claims, actions, suits or proceedings pending or, to the knowledge of the Acquired Fund, threatened which would materially adversely affect the Acquired Fund or its assets or business or which would prevent or hinder in any material respect consummation of the transactions contemplated hereby.

         (h) CONTRACTS. Except for contracts and agreements disclosed to the Acquiring Fund, under which no default exists, the Acquired Fund, at the Effective Time, is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license or permit of any kind or nature whatsoever.

         (i) TAXES. As of the Effective Time, all Federal and other tax returns and reports of the Acquired Fund required by law to have been filed shall have been filed, and all other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any of such returns.

6.       CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

         (a) All representations and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

         (b) The Acquiring Fund shall have received an opinion of counsel, dated as of the Effective Time, addressed to and in form and substance satisfactory to counsel for the Acquiring Fund, to the effect that (i) the Acquired Fund is duly organized and validly existing series of the Trust under the laws of the State of Delaware; (ii) the Trust is an open-end management investment company registered under the 1940 Act;
         (iii) this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite action of the Acquired Fund and this Agreement has been duly executed and delivered by the Trust on behalf of the Acquired Fund and is a valid and binding obligation of the Acquired Fund, subject to applicable bankruptcy, insolvency, fraudulent conveyance and similar laws or court decisions regarding enforcement of creditors' rights generally; (iv) to the best of counsel's knowledge after reasonable inquiry, no consent, approval, order or other authorization of any Federal or state court or administrative or regulatory agency is required for the Acquired Fund to enter into this Agreement or carry out its terms that has not been obtained other than where the failure to obtain any such consent, approval, order or authorization would not have a material adverse effect on the operations of the Acquired Fund; and (v) upon consummation of this Agreement, the Acquiring Fund shall have acquired all of the Acquired Fund's assets listed in the Statement of Assets and Liabilities, free and clear of all liens encumbrances or adverse claims.

         (c) The Acquired Fund shall have delivered to the Acquiring Fund at the Effective Time the Acquired Fund's Statement of Assets and Liabilities, prepared in accordance with generally accepted accounting principles consistently applied, together with a certificate of the Treasurer or Assistant Treasurer of the Acquired Fund as to the aggregate asset value of the Acquired Fund's portfolio securities.

7.       CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND.

         (a) All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

         (b) The Acquired Fund shall have received an opinion of counsel for the Acquiring Fund, dated as of the Effective Time, addressed to and in form and substance satisfactory to counsel for the Acquired Fund, to the effect that: (i) the Acquiring Fund is duly organized and validly existing series of TIP Funds under the laws of the Commonwealth of Massachusetts; (ii) TIP Funds is an open-end management investment company registered under the 1940 Act; (iii) this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite corporate action of the Acquiring Fund and this Agreement has been duly executed and delivered by the Acquiring Fund and is a valid and binding obligation of the Acquiring Fund, subject to applicable bankruptcy, insolvency, fraudulent conveyance and similar laws or court decisions regarding enforcement of creditors' rights generally; (iv) to the best of counsel's knowledge, no consent, approval, order or other authorization of any Federal or state court or administrative or regulatory agency is required for the Acquiring Fund to enter into this Agreement or carry out its terms that has not already been obtained, other than where the failure to obtain any such consent, approval, order or authorization would not have a material adverse effect on the operations of the Acquiring Fund; and (v) the Acquiring Fund Shares to be issued in the Reorganization have been duly authorized and upon issuance thereof in accordance with this Agreement will be validly issued, fully paid and nonassessable.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND AND THE ACQUIRING FUND. The obligations of the Acquired Fund and the Acquiring Fund to effectuate this Agreement shall be subject to the satisfaction of each of the following conditions:

         (a) Such authority from the Securities and Exchange Commission (the "SEC") as may be necessary to permit the parties to carry out the transactions contemplated by this Agreement shall have been received.

         (b) With respect to the Acquired Fund, the Trust will call a meeting of shareholders to consider and act upon this Agreement and to take all other actions reasonably necessary to obtain the approval by shareholders of the Acquired Fund of this Agreement and the transactions contemplated herein, including the Reorganization and the termination of the Acquired Fund if the Reorganization is consummated. The Trust has prepared or will prepare the notice of meeting, form of proxy and proxy statement (collectively, "Proxy Materials") to be used in connection with such meeting, and with such other information relating to the Acquiring Fund as is reasonably necessary for the preparation of the Proxy Materials.

         (c) The Registration Statement on Form N-1A of the Acquiring Fund shall be effective under the Securities Act of 1933 ("1933 Act") and, to the best knowledge of the Acquiring Fund, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

         (d) The shares of the Acquiring Fund shall have been duly qualified for offering to the public in all states of the United States, the Commonwealth of Puerto Rico and the District of Columbia (except where such qualifications are not required) so as to permit the transfer contemplated by this Agreement to be consummated.

         (e) The Acquired Fund and the Acquiring Fund shall have received on or before the Effective Time an opinion of counsel satisfactory to the Acquired Fund and the Acquiring Fund substantially to the effect that for Federal income tax purposes:

               (1) No gain or loss will be recognized to the Acquired Fund upon the transfer of its assets in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the corresponding Acquired Fund's stated liabilities;

               (2) No gain or loss will be recognized to the Acquiring Fund on its receipt of the Acquired Fund's assets in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the corresponding Acquired Fund's liabilities;

               (3) The basis of an Acquired Fund's assets in the Acquiring Fund's hands will be the same as the basis of those assets in the Acquired Fund's hands immediately before the Reorganization;

               (4) The Acquiring Fund's holding period for the assets transferred to the Acquiring Fund by the Acquired Fund will include the holding period of those assets in the corresponding Acquired Fund's hands immediately before the conversion;

               (5) No gain or loss will be recognized to the Acquired Fund on the distribution of the Acquiring Fund Shares to the Acquired Fund's shareholders in exchange for their Acquired Fund Shares;

               (6) No gain or loss will be recognized to the Acquired Fund's shareholders as a result of the Acquired Fund's distribution of Acquiring Fund Shares to the Acquired Fund's shareholders in exchange for the Acquired Fund's shareholders' Acquired Fund Shares;

               (7) The basis of the Acquiring Fund Shares received by the Acquired Fund's shareholders will be the same as the adjusted basis of that Acquired Fund's shareholders' Acquired Fund Shares surrendered in exchange therefor; and

               (8) The holding period of the Acquiring Fund Shares received by the Acquired Fund's shareholders will include the Acquired Fund's shareholders' holding period for the Acquired Fund's shareholders' Acquired Fund Shares surrendered in exchange therefor, provided that said Acquired Fund Shares were held as capital assets on the date of the Reorganization.

         (f) A vote approving this Agreement and the Reorganization contemplated hereby shall have been adopted by at least a majority of the outstanding shares of each of the Acquired Fund entitled to vote at an annual or special meeting.

         (g) The Board of Trustees of TIP Funds, at a meeting duly called for such purpose, shall have authorized the issuance by each of the Acquiring Fund of Acquiring Fund Shares at the Effective Time in exchange for the assets of the Acquired Fund pursuant to the terms and provisions of this Agreement.

9. EFFECTIVE TIME OF THE REORGANIZATION. The exchange of the Acquired Fund's assets for Acquiring Fund Shares shall be effective as of close of business on May 28, 1999, or at such other time and date as fixed by the mutual consent of the parties (the "Effective Time").

10. TERMINATION. This Agreement and the transactions contemplated hereby may be terminated and abandoned without penalty by resolution of the Board of Trustees of the Trust, at any time prior to the Effective Time, if circumstances should develop that, in the opinion of the Board, make proceeding with the Agreement inadvisable.

11. AMENDMENT. This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties; provided, however, that following the Shareholders' Meeting called on behalf of the Acquired Fund pursuant to Section 8 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number or value of Acquiring Fund Shares to be paid to the Acquired Fund's shareholders under this Agreement to the detriment of the Acquired Fund, shareholders without their further approval.

12. GOVERNING LAW. This Agreement shall be governed and construed in accordance with the laws of the State of Delaware.

13. NOTICES. Any notice, report, statement or demand required or permitted by and provision of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy, certified mail or overnight express courier addressed as follows:

if to the Acquiring Fund:

TIP Funds
1235 Westlakes Drive
Suite 350
Berwyn, PA 19312

with a copy to:

John H. Grady, Esq.
Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, PA  19243

if to the Acquired Fund:

Alpha Select Funds
1235 Westlakes Drive
Suite 350
Berwyn, PA 19312

with a copy to:

James W. Jennings, Esq.
Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, PA  19243

14.      FEES AND EXPENSES.

         (a) The Acquiring Fund and the Acquired Fund represent and warrant to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

         (b) Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by the Acquired Fund and the Acquiring Fund will be borne by Turner Investment Partners, Inc. Such expenses include, without limitation, (i) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (ii) expenses associated with the preparation and filing of the Proxy Statement under the Securities Exchange Act of 1934 Act, as amended; (iii) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection herewith in each state in which the Acquired Fund's shareholders are resident as of the date of the mailing of the Proxy Statement to such shareholders; (iv) postage; (v) printing; (iv) accounting fees; (vii) legal fees; and
         (viii) solicitation costs of the transaction. Notwithstanding the foregoing, the Acquiring Fund shall pay their own Federal and state registration fees.

15.      HEADINGS, COUNTERPARTS, ASSIGNMENT.

         (a) The article and paragraph headings contained in this Agreement are for reference purposes only and shall not effect in any way the meaning or interpretation of this Agreement.

         (b) This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         (c) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

16. ENTIRE AGREEMENT. The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties. The representations, warranties and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

17. FURTHER ASSURANCES. The Acquiring Fund and the Acquired Fund shall take such further action as may be necessary or desirable and proper to consummate the transactions contemplated hereby.

18. BINDING NATURE OF AGREEMENT. As provided in each Trust's Declaration of Trust on file with the Secretary of State of the State of Delaware or the Commonwealth of Massachusetts, this Agreement was executed by the undersigned officers of TIP Funds and the Trust, on behalf of the Acquiring Fund and the Acquired Fund, respectively, as officers and not individually, and the obligations of this Agreement are not binding upon the undersigned officers individually, but are binding only upon the assets and property of each Trust. Moreover, no series of a trust shall be liable for the obligations of any other series of that trust.



Attest:                            ALPHA SELECT FUNDS,
                                      on behalf of its series, the Turner Short
                                      Duration Government Funds - One Year
                                      Portfolio




________________________        By:______________________________


Attest:                            TIP FUNDS,
                                      on behalf of its series, the Turner Short
                                      Duration Government Fund - One Year
                                      Portfolio


________________________        By:______________________________

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TOUCH-TONE TELEPHONE VOTING

In order to expedite your vote and avoid a trip to the Post Office, you may use a touch-tone telephone to give us your voting instructions.

             DIAL 1-800-690-6903 AND FOLLOW THE SIMPLE INSTRUCTIONS

-------------------------------------------------------------------------------

INTERNET VOTING

To vote by Internet:

1.  Read the Proxy Statement and have your ballot at hand.
2.  Go to website www.proxyvote.com.
3.  Enter the 12-digit CONTROL NUMBER found on your ballot.
4.  Follow the simple instructions.

------------------------------------------------------------------------------

                               ALPHA SELECT FUNDS
                       (FORMERLY, TIP INSTITUTIONAL FUNDS)

           TURNER SHORT DURATION GOVERNMENT FUND - ONE YEAR PORTFOLIO
                       SPECIAL MEETING OF THE SHAREHOLDERS

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
                THE SPECIAL MEETING OF SHAREHOLDERS, MAY 24, 1999

The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoints Stephen J. Kneeley, and Lynda J. Striegel as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the Turner Short Duration Government Fund - One Year Portfolio of Alpha Select Funds (formerly, TIP Institutional Funds) (the "Trust") to be held in the offices of SEI Investments Company ("SEI Investments"), Oaks, Pennsylvania 19456, on Monday, May 24, 1999, at 3:00 p.m., Eastern time, and any adjournments or postponements thereof (the "Meeting") all shares of beneficial interest of said Trust that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposal set forth below respecting the proposed Agreement and Plan of Reorganization and Liquidation between the Trust, on behalf of the Alpha Select Turner Short Duration Government Fund - One Year Portfolio, and TIP Funds Turner Short Duration Government Funds - One Year Portfolio, and, in accordance with their own discretion, any other matters properly brought before the Meeting.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSAL:

PROPOSAL: Approval of an Agreement and Plan of Reorganization and Liquidation providing for the transfer of the assets and liabilities of the Turner Short Duration Government Funds - One Year Portfolio, a portfolio of Alpha Select Funds, in exhange for shares of the Turner Short Duration Government Funds - One Year Portfolio a portfolio of TIP Funds.

          _____For         _____Against        _____Abstain

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED FOR THE FOREGOING PROPOSAL AND WILL BE VOTED IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Trustees. Your signature(s) on this Proxy should be exactly as your name(s) appears on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Dated: _________________, 1999


                                               -------------------------------
                                               Signature of Shareholder


                                               -------------------------------
                                               Signature (Joint owners)

PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO ATTEND.